                                     SECOND
                                    QUARTER
                                     REPORT
                                      1999


                             [LOGO] LIBERTY ALL-STAR
                                    ----------------
                                    GROWTH FUND

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:                                                 August 1999

   The net asset value (NAV) of a common share of the Fund rose during the second quarter from $12.28 to $12.83, after deducting the quarter's distribution of 32 cents. Although the Fund turned in a good quarter in absolute terms, with its NAV advancing 7.6 percent, this lagged the Lipper Mid-Cap Mutual Fund Average, the Fund's primary benchmark. Although the Fund has had a difficult 12 months, returns for longer periods are much stronger in both absolute and relative terms, as the table below shows. During the quarter, the market price for a share of the Fund traded in a range of $10.438 to $11.50 before closing the quarter at $11.063. The ending price represented a discount to NAV of 13.8 percent compared with a discount to NAV of 13.5 percent at the end of the first quarter.

---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SUMMARY THROUGH JUNE 30, 1999                        SECOND QUARTER                    YEAR TO DATE
---------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

  Shares Valued at Net Asset Value                                    7.6%                            4.0%

  Shares Valued at Net Asset Value with Dividends Reinvested          7.5%                            4.2%

  Shares Valued at Market Price with Dividends Reinvested             7.2%                            2.5%

  Fund's Closing Market Price Range                            $10.438 to $11.50               $10.375 to $11.875

  Fund's Discount Range                                         16.9% to 10.7%                    16.9% to 7.6%

Lipper Mid-Cap Mutual Fund Average                                   12.5%                            12.1%

Russell Midcap Growth Index                                          10.4%                            14.2%



                                                                           ANNUALIZED RATES OF RETURN
                                                               ------------------------------------------------------------
LONG-TERM PERFORMANCE THROUGH JUNE 30, 1999                         1 YEAR           3 YEARS         3 1/2 YEARS*
---------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

  Shares Valued at Net Asset Value                                    4.3%            18.6%             18.1%

  Shares Valued at Net Asset Value with Dividends Reinvested          4.6             19.1              18.5

  Shares Valued at Market Price with Dividends Reinvested            (0.7)            19.6              17.5

Lipper Mid-Cap Mutual Fund Average                                   13.4             16.9              17.5

Russell Midcap Growth Index                                          20.3             20.6              20.8

Figures shown for the Fund and the Lipper Mid-Cap Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Midcap Growth Index are total returns, including income.

* Liberty Asset Management Company (LAMCO) assumed complete management of the Fund in November 1995, therefore, 1996 represents the first calendar year of management by LAMCO.
--------------------------------------------------------------------------------

   The Fund's rebound after a disappointing first quarter reflects the broadening that took place in the market over the past three months. Although returns for the widely followed capitalization-weighted passive indices have been highly rewarding over the past few years, the U.S. equity market has been exceptionally narrow. Returns for these cap-weighted indices have been disproportionately influenced by a handful of mega-capitalization stocks. In the first quarter of this year, a narrow group of the largest capitalization stocks was responsible for essentially all the return in the widely followed capitalization-weighted indices. During the second quarter, however, that trend reversed course and performance was driven by a broader group of stocks across the entire capitalization spectrum.

PRESIDENT'S LETTER
-------------------------------------------------------------------------------
   The table below, which separates the returns of the Russell 3000 Index by capitalization range, an index which represents 98% of the investable U.S. equity market, illustrates this point:

---------------------------------------------------------------------------------------
RUSSELL 3000 INDEX RETURNS BY CAPITALIZATION        FIRST QUARTER      SECOND QUARTER
---------------------------------------------------------------------------------------
CAPITALIZATION RANGE

  Large                                                   5.7%                4.2%

  Medium/Large                                            6.0                 7.2

  Medium                                                  0.4                12.8

  Small/Medium                                           -3.6                14.3

  Small                                                  -5.4                15.6

---------------------------------------------------------------------------------------

   Actively managed mid-cap funds, such as Liberty All-Star Growth Fund and many others in the Lipper Mid-Cap Mutual Fund Average, have been challenged to keep pace with the leading passive indices over the last few years. Our managers search for quality growth stocks with excellent earnings prospects, enduring franchises and sound fundamentals. Many of the mega-cap growth companies that have been driving the indices are trading at historically high premiums to their growth rates, increasing the risk of owning them at these levels. Within the technology sector, Internet stocks have skewed the results of the smaller capitalization indices. In fact, many companies with little or no income have far outperformed companies that have demonstrated consistent growth in sales and earnings. The growth managers in our Fund invest in small and mid-cap stocks where the focus is on sustainable earnings growth, so many of those speculative Internet related issues would not meet their criteria.

   What changed in the quarter just past? With the U.S. economy expanding at a very healthy pace and the economies abroad rebounding, equity investors rotated into economically sensitive and cyclical stocks that could benefit from growing demand. Also, as the market broadened, highly-priced mega-cap growth stocks lagged in relative terms. Further, investors reasoned if rising inflation expectations cause interest rates to increase, the higher multiple growth stocks could be most vulnerable. We believe the broadening of the market is healthy if it can be sustained, and with prospects for stronger economic growth around the world, we may see greater breadth become a more permanent feature of the market. In that event, the Fund is well positioned to benefit.

   We are pleased to introduce a new portfolio management firm, M.A. Weatherbie & Co., Inc., with the manager interview that begins on page 8. Founder Matthew Weatherbie has an outstanding record and proven investment process, and we welcome him and his associates to the Fund. We have confidence that managers such as this will deliver superior long-term results, so long as they remain focused on their strategies.

   Thank you for your continuing support of the Fund.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company


SHAREHOLDERS' INVESTMENT GROWTH AS OF JUNE 30, 1999
----------------------------------------------------------------------------
                                          Net Asset Value of         Additional Investments
                  Net Asset Value of      Shares Aquired Through     Made Through Rights
                  One Share               Dividend Reinvestment      Offering

31-Jan-96         $10.83                  $10.83                     $10.83
29-Feb-96         $11.02                  $11.02                     $11.02
31-Mar-96         $11.09                  $11.09                     $11.09
30-Apr-96         $11.38                  $11.38                     $11.38
31-May-96         $11.60                  $11.60                     $11.60
30-Jun-96         $11.31                  $11.31                     $11.31
31-Jul-96         $10.67                  $10.67                     $10.67
31-Aug-96         $11.16                  $11.16                     $11.16
30-Sep-96         $11.90                  $11.90                     $11.90
31-Oct-96         $12.01                  $12.01                     $12.01
30-Nov-96         $11.61                  $12.85                     $12.85
31-Dec-96         $11.27                  $12.48                     $12.48
31-Jan-97         $11.86                  $13.13                     $13.13
28-Feb-97         $11.72                  $12.97                     $12.97
31-Mar-97         $10.82                  $12.33                     $12.33
30-Apr-97         $11.17                  $12.73                     $12.73
31-May-97         $11.80                  $13.45                     $13.45
30-Jun-97         $12.41                  $14.51                     $14.51
31-Jul-97         $13.32                  $15.57                     $15.57
31-Aug-97         $12.62                  $15.14                     $15.14
30-Sep-97         $13.29                  $15.95                     $15.95
31-Oct-97         $12.79                  $15.35                     $15.35
30-Nov-97         $12.71                  $15.25                     $15.25
31-Dec-97         $12.89                  $15.88                     $15.88
31-Jan-98         $12.83                  $15.81                     $15.81
28-Feb-98         $14.01                  $17.26                     $17.26
31-Mar-98         $14.36                  $18.15                     $18.15
30-Apr-98         $14.53                  $18.37                     $18.37
31-May-98         $13.59                  $17.18                     $17.18
30-Jun-98         $14.03                  $18.27                     $18.27
31-Jul-98         $13.33                  $17.36                     $19.09
31-Aug-98         $10.40                  $13.54                     $14.89
30-Sep-98         $11.07                  $14.87                     $16.35
31-Oct-98         $12.08                  $16.22                     $17.84
30-Nov-98         $12.18                  $16.36                     $17.99
31-Dec-98         $13.03                  $18.02                     $19.82
31-Jan-99         $13.17                  $18.21                     $20.03
28-Feb-99         $12.30                  $17.01                     $18.71
31-Mar-99         $12.28                  $17.47                     $19.22
30-Apr-99         $12.86                  $18.30                     $20.13
31-May-99         $12.28                  $17.47                     $19.22
30-Jun-99         $12.82                  $18.78                     $20.67

To evaluate your investment in the Fund, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offering in 1998.

This is the net asset value of one share of the Fund as of 6/30/99.

   The Fund maintains an optional AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN, whereby distributions are automatically invested in additional shares of the Fund. In addition, since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- one rights offering has allowed investors to acquire additional shares at a discount from the market price. The rights offering in July 1998 allowed investors to acquire one share at $12.41 for every 10 shares held.

   As the graph above shows, an original share, assuming participation in the rights offering and reinvestment of all distributions, has grown to a net asset value of $20.67 (1.612 shares times the current $12.82 net asset value per share) and a market price value of $17.83 (1.612 shares times the current $11.063 market price per share). Excluding the rights offering shares, an original share has grown to 1.465 shares. Thus, the original share has grown to a net asset value of $18.78 (1.465 shares times the current $12.82 net asset value per share) and a market price value of $16.21 (1.465 shares times the current $11.063 market price per share).


A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT / DISTRIBUTION POLICY
---------------------------------------------------------------------------------------------------------------------------
                                       SHARES      SHARES
            SHARES                    PURCHASED   ACQUIRED   SHARES       NAV(2)              MARKET PRICE  TOTAL MARKET
           OWNED AT                    THROUGH     THROUGH    OWNED     PER SHARE   TOTAL NAV   PER SHARE    PRICE OF
           BEGINNING    PER SHARE   REINVESTMENT   RIGHTS    AT END      AT END     OF SHARES    AT END       SHARES
YEAR       OF PERIOD  DISTRIBUTIONS    PROGRAM    OFFERING  OF PERIOD   OF PERIOD     OWNED     OF PERIOD      OWNED
---------------------------------------------------------------------------------------------------------------------------
1996(1)      1.000       1.02          0.107        --       1.107       11.27       12.48       9.25          10.24
---------------------------------------------------------------------------------------------------------------------------
1997         1.107       1.24          0.125        --       1.232       12.89       15.88      11.938         14.71
---------------------------------------------------------------------------------------------------------------------------
1998         1.232       1.35          0.159       0.130(3)  1.521       13.03       19.82      11.438         17.40
---------------------------------------------------------------------------------------------------------------------------
1999
1st Quarter  1.521       0.31          0.044        --       1.565       12.28       19.22      10.625         16.63
2nd Quarter  1.565       0.32          0.047        --       1.612       12.82       20.67      11.063         17.83
---------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2. Net Asset Value.
3. 1998: Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                   PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------------------------

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

M.A. WEATHERBIE & CO., INC.
Small capitalization growth investor focusing on companies with an enduring competitive advantage and high, sustainable earnings growth.

WILLIAM BLAIR & COMPANY, L.L.C.
Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/Barra Growth small cap, mid cap and large cap indicies.

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 1999
(UNAUDITED)

                                                                              MARKET CAPITALIZATION SPECTRUM
                                                                              SMALL                    LARGE
                                                  S&P/BARRA GROWTH:
                                           ---------------------------------
                                           SMALL CAP    MID CAP    LARGE CAP     M.A.       WILLIAM    OPPEN-     TOTAL
                                           600 INDEX   400 INDEX   500 INDEX  WEATHERBIE     BLAIR     HEIMER     FUND
---------------------------------------------------------------------------------------------------------------------------
Number of Holdings                            221         142         126          52          36         33       115
---------------------------------------------------------------------------------------------------------------------------
Percent of Holdings in S&P 500                 0%          0%        100%          3%         62%        79%       49%
---------------------------------------------------------------------------------------------------------------------------
Median Market Capitalization (billions)      $0.7        $2.7       $14.9        $1.6        $7.6      $23.2      $3.2
---------------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings Per Share Growth   16%         16%         17%         32%         25%        14%       24%
---------------------------------------------------------------------------------------------------------------------------
Dividend Yield                               0.5%        0.5%        0.8%        0.1%        0.4%       1.2%      0.6%
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Price/Earnings Ratio         27x         33x         41x         34x         35x        19x       27x
---------------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio               4.8x        6.7x       10.7x        7.5x        6.5x       4.1x      6.0x
---------------------------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
---------------------------------------------------------------------------------------------------------------------------
   RANK        RANK                                                        MARKET
   AS OF       AS OF                                                        VALUE              PERCENT OF
  6/30/99     3/31/99       SECURITY NAME                                  ($000)              NET ASSETS
---------------------------------------------------------------------------------------------------------
     1          2           Freddie Mac                                   $5,104                  2.6%
     2          1           Citigroup, Inc.                                4,988                  2.6
     3         68           Paychex, Inc.                                  3,827                  2.0
     4         12           Texas Instruments, Inc.                        3,741                  1.9
     5          7           Sprint Corp.                                   3,697                  1.9
     6          3           Nokia Corp. ADR                                3,663                  1.9
     7          4           Staples, Inc.                                  3,550                  1.8
     8          8           Automatic Data Processing, Inc.                3,520                  1.8
     9         NEW          Westwood One, Inc.                             3,483                  1.8
    10          6           Intel Corp.                                    3,463                  1.8
    11         66           Concord EFS, Inc.                              3,429                  1.8
    12          9           Home Depot, Inc.                               3,351                  1.7
    13         14           Vodafone AirTouch PLC*                         3,251                  1.7
    14         NEW          Maxim Integrated Products, Inc.                3,026                  1.6
    15         41           Illinois Tool Works, Inc.                      2,878                  1.5
    16          5           AFLAC, Inc.                                    2,873                  1.5
    17         NEW          Family Dollar Stores, Inc.                     2,791                  1.4
    18         NEW          Fastenal, Co.                                  2,774                  1.4
    19         19           AMR Corp.                                      2,730                  1.4
    20         11           American International Group, Inc.             2,634                  1.4
    21         25           MBNA Corp.                                     2,595                  1.3
    22         15           Morgan Stanley Dean Witter & Co.               2,563                  1.3
    23         NEW          Catalina Marketing Corp.                       2,548                  1.3
    24         18           Microsoft Corp.                                2,381                  1.2
    25         17           USFreightways Corp.                            2,330                  1.2
    26         NEW          Outdoor Systems, Inc.                          2,318                  1.2
    27         16           XL Capital Ltd.                                2,260                  1.2
    28         NEW          Bed Bath & Beyond, Inc.                        2,179                  1.1
    29         32           Minnesota Mining & Manufacturing Co.           2,173                  1.1
    30         26           Medtronic, Inc.                                2,142                  1.1
    31         23           Countrywide Credit Industries, Inc.            2,138                  1.1
    32         34           Wells Fargo & Co.                              2,138                  1.1
    33         20           ACE Ltd.                                       2,119                  1.1
    34         24           State Street Corp.                             2,117                  1.1
    35         NEW          Labor Ready, Inc.                              2,116                  1.1
    36         39           Linear Technology Corp.                        2,112                  1.1
    37         22           Lowe's Companies, Inc.                         2,063                  1.1
    38         37           Molex, Inc.                                    2,013                  1.0
    39         NEW          Financial Federal Corp.                        2,002                  1.0
    40         69           Computer Associates International, Inc.        1,925                  1.0
    41         NEW          Waste Management, Inc.                         1,881                  1.0
    42         38           R.R. Donnelley & Sons Co.                      1,853                  1.0
    43         30           Carnival Corp.                                 1,833                  0.9
    44         42           Sterling Commerce, Inc.                        1,807                  0.9
    45         46           Caterpillar, Inc.                              1,800                  0.9
    46         49           Boeing Co.                                     1,768                  0.9
    47         29           Covance, Inc.                                  1,767                  0.9
    48         60           MSC Industrial Direct Co.                      1,747                  0.9
    49        118           Robert Half International, Inc.                1,711                  0.9
    50        NEW           The ServiceMaster Co.                          1,710                  0.9

    *Formerly AirTouch Communications, Inc.

MAJOR STOCK CHANGES IN THE SECOND QUARTER
-------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the second quarter of 1999, not including changes made in connection with the substitution of M.A. Weatherbie & Co., Inc. for Mississippi Valley Advisors Inc. as a Portfolio Manager effective May 3, 1999.



                                                                          SHARES
                                                     --------------------------------------------------
                                                                                               HELD AS
          SECURITY NAME                              ADDITIONS          REDUCTIONS           OF 6/30/99
-------------------------------------------------------------------------------------------------------
          Chancellor Media Corp.                      25,000                                  25,000

          Citadel Communications Corp.                19,400                                  19,400

          Compaq Computer Corp.                       20,000                                  50,000

          Emerson Electric Co.                        10,000                                  10,000

          Illinois Tool Works, Inc.                   10,000                                  35,100

          McDonald's Corp.                            35,000                                  35,000

          The News Corp., Ltd. ADR                    25,000                                  25,000

          Paychex, Inc.*                              26,750                                 120,050

          Price Communications Corp.                  49,800                                  49,800

          Waste Management, Inc.                      35,000                                  35,000


          Citigroup, Inc.*                                               (20,000)            105,000

          CVS Corp.                                                      (40,000)                  0

          Freeport McMoRan Copper & Gold, Inc., Class B                  (40,000)                  0

          General Electric Co.                                           (20,000)                  0

          Global Industries Ltd.                                         (80,000)                  0

          Nokia Corp. ADR*                                               (10,000)             40,000

          Philip Morris Companies, Inc.                                  (20,000)                  0

          Progressive Corp.                                              (12,000)                  0

          RPM, Inc.                                                      (54,000)                  0

          *Adjusted for stock split.


MANAGER INTERVIEW
-------------------------------------------------------------------------------
[PHOTO]

MATTHEW A. WEATHERBIE
M. A. WEATHERBIE & CO., INC.

Manager Interview: At M. A. Weatherbie & Co., the Objective Is to Buy the Best Smaller Companies When They're in "the Sweet Spot" of Their Growth Curve

M. A. WEATHERBIE & CO. IS LIBERTY ALL-STAR GROWTH FUND'S NEWEST PORTFOLIO MANAGER. M. A. WEATHERBIE PRACTICES A SMALL CAPITALIZATION GROWTH INVESTMENT STYLE FOCUSING ON HIGH QUALITY COMPANIES THAT DEMONSTRATE SUPERIOR EARNINGS GROWTH PROSPECTS, YET ARE REASONABLY PRICED RELATIVE TO THEIR INTRINSIC VALUE. THE FIRM SEEKS TO PROVIDE SUPERIOR RETURNS RELATIVE TO SMALL CAPITALIZATION GROWTH INDICES OVER A FULL MARKET CYCLE. RECENTLY, WE HAD THE OPPORTUNITY TO INTRODUCE SHAREHOLDERS TO THE FIRM BY TALKING WITH ITS PRESIDENT AND FOUNDER, MATTHEW A. WEATHERBIE. THE FUND MANAGER, LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) SERVES AS THE MODERATOR FOR THE INTERVIEW.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGER'S VIEWS AT THE TIME OF THE DISCUSSION AND ARE SUBJECT TO CHANGE.

LAMCO: Welcome. Why don't we start with a profile of the firm -- when and why it was founded, key people, ownership structure, how you've grown and the types of clients you work with.

WEATHERBIE: The firm was founded in 1995. In addition to myself, being the senior principal, we have three other principals, two research analysts and a director of administration. We're 100 percent employee owned and operate with a partnership philosophy. Our clients are primarily institutional, including large pension funds and university endowments. We're currently managing about $280 million in assets.

LAMCO: Your entire career has been in investment management, has it not?

WEATHERBIE: Yes, prior to founding the firm I was a Managing Director at Putnam Investments. From 1983 until 1995, I managed the Putnam Voyager Fund during the time it grew from $200 million in assets to more than $5 billion in assets. I was also founding Chief Investment Officer of Putnam's Specialty Growth Equities Group, responsible for the firm's aggressive growth investments, which totaled $13 billion at the time of my departure.

LAMCO: It would probably be safe to say that you brought your style, strategy and philosophies with you as you formed M. A. Weatherbie & Co.?

WEATHERBIE: Yes, and it's the style and strategy we bring to managing our portion of the Liberty All-Star Growth Fund. It's an approach we call "Specialized Growth," and it's really a culmination and refinement of the investment style that I've developed over the years that I've been managing money. To summarize, we're trying to identify and invest in the best smaller growth companies in America. We do that using fundamental company research, including visiting the companies and interviewing their management. We then combine that thorough, fundamental research with a disciplined approach to stock valuation to try to make sure that we're buying really good smaller companies, but only at prices that make them excellent values.

LAMCO: How do you establish the universe of companies that you track?

WEATHERBIE: We have a closely-followed universe of 300 companies. It's a list that has been developed one company at a time on a bottom-up basis by applying our stringent quality and growth criteria to small and mid-cap companies. There are at least 1,900 companies that are potentially within our market cap range, and we boil that down to no more than 300 that we want to follow at any one time. It's from this actively-followed universe that we select the 50 or so companies that are in our portfolio.

LAMCO: Now, among your criteria are sustainable earnings and return on investment, both in the 20 percent range, and something you call an "enduring business advantage." That's an intriguing term in a world in which nothing seems to endure.

WEATHERBIE: Our sense of the term is enduring for a reasonable period of time into the future, recognizing that the world does change and nothing endures forever. That's why

                                                              MANAGER INTERVIEW
-------------------------------------------------------------------------------
we're an active manager, as opposed to a passive one. Enduring business advantage refers to our way of looking at a company and asking "what does this company do that's special, different, smarter or somehow better than what its competitors do? To what extent has this company insulated itself from direct competition? And, is that proprietary advantage -- which has been confirmed by a high return on invested capital and shareholder's equity -- what you would expect to see of a company that is special and different and highly valued by its customers?"

    To illustrate the point, we're invested in a company called Bed Bath & Beyond, which is a specialty retailer selling bedding and linens. It's a very successful retailing chain, one of the most profitable and fast-growing in America. Now, when you think of retailing you know how intensely competitive a business it is. The reason that Bed Bath & Beyond has been able to grow earnings at a rate of 27 percent a year compounded and achieve a return on shareholder's equity in the 25 to 30 percent range is that each department in each store is managed by an entrepreneur. In other words, those managers are responsible for stocking the correct inventory at the right price to appeal to customers in that local market, taking into consideration the competitive environment. Any single store could be made up of dozens of entrepreneurs empowered to make local market decisions, and when you multiply that by 170 stores it becomes a very powerful force.

    Another example in a completely different industry is a semiconductor company called Microchip Technology. It's the fastest growing company in the market for microcontrollers, which are very inexpensive microprocessors used to perform simple functions in toasters, coffeemakers, refrigerators, garage door openers, automobiles and all sorts of applications where electronics has replaced electromechanical relays. This company's competitive advantage is in the modular design of its integrated circuits. This allows Microchip to offer a complete and uniform product line from very simple to highly complex microprocessors. The company also has a significant advantage in terms of the ease of use of its products because they are field programmable by the customer using Microchip development programs. Finally, the company supports its customers with an engineering force that helps solve any application problems. As a result, Microchip's business is growing much more rapidly than the overall industry, and it's a growth industry. Over a period of eight years, Microchip has become the second largest company in that industry, second only to Motorola. What's more, if you look at the leading edge of future revenue growth, which is indicated by new design wins and reliable surveys of customer intentions, Microchip has passed Motorola in terms of prospective purchasers' "share of mind" and level of interest. So, we have every reason to believe its strong performance will continue and that Microchip will produce operating margins that are in the mid-20s and return on shareholder equity in the 20 to 22 percent range.

LAMCO: Are both of those companies in what you refer to as the "sweet spot" in a company's growth curve?

WEATHERBIE: Yes, they're in the sweet spot, which is that time in a company's life cycle when it has overcome the perils of infancy yet has not reached maturity. Bed Bath & Beyond has 170 stores across the U.S., but management feels there's room for 500. In the case of Microchip, it's a company with $500 million in revenues, but its served markets are in the billions, growing rapidly and Microchip is gaining market share. So, the company could grow at an above average rate for a long time to come.

LAMCO: Let us ask you about the meaning of another Weatherbie term -- "Foundation growth stocks" and "Opportunity growth stocks."

WEATHERBIE: Foundation growth stocks must be at least two-thirds of our portfolio in terms of assets. These are companies with a track record of uninterrupted growth. Opportunity growth stocks may be up to one-third of portfolio assets. These are companies that may have had an interruption in growth, or a stumble, if you want to call it that, but where our research indicates the fundamentals have improved and growth is reaccelerating.

LAMCO: How about your sell discipline -- what causes you to sell a stock?

WEATHERBIE: There are three reasons. The first would be any kind of meaningful deterioration in company fundamentals. If the growth rate or profitability are deteriorating in any meaningful way, we sell the stock. We like to say it's a "batting average" business -- we don't bat a thousand and sometimes companies disappoint us.

"... WE'RE TRYING TO IDENTIFY AND INVEST IN THE BEST SMALLER GROWTH COMPANIES IN AMERICA ... USING FUNDAMENTAL COMPANY RESEARCH [COMBINED WITH] A DISCIPLINED APPROACH TO STOCK VALUATION ..."

"ENDURING BUSINESS ADVANTAGE REFERS TO OUR WAY OF LOOKING AT A COMPANY AND ASKING WHAT DOES THIS COMPANY DO THAT'S SPECIAL, DIFFERENT, SMARTER OR SOMEHOW BETTER THAN WHAT ITS COMPETITORS DO?"

MANAGER INTERVIEW
-------------------------------------------------------------------------------
    The second reason would be if the company continues to do well fundamentally, but the valuation becomes extreme. We have a valuation discipline that we apply on a consistent basis, and if a stock exceeds certain valuation parameters, the size of our position will be meaningfully reduced or, potentially, eliminated. A third reason is based on a stock's weighting in the portfolio. We don't want any individual position in the portfolio to exceed 6 percent, so if the position did appreciate to the point where it got to be 6 percent of the assets, we'd reduce the position.

   We may also harvest profits in companies as they grow in market capitalization. We want to hold on to our winners, but not indefinitely. We really don't want large cap stocks in the portfolio -- no $10 billion market cap stocks, for example. So, exceeding our market cap parameters can be another reason for a sale.

LAMCO: That brings up a point, there are a lot of definitions of small cap companies. What definition do you use?

WEATHERBIE: We sort of back into a definition in the sense that we're looking for the best smaller growth companies in America. We have found that most of them fall within a market cap range of $300 million to $2 billion at the time of initial purchase. So, that's the definition for us.

LAMCO: What would you say is the single most unique or differentiating factor about your firm?

WEATHERBIE: It would be the fact that although we're a young firm, and we're managing a reasonable amount of money, it's not so much money that it makes it difficult to invest in a smaller cap universe. At the same time, we've done this for a long time and met with a good degree of success. So, we're experienced and successful small cap growth investors, but we're not managing so much money that our assets are going to get in the way of flexibility.

LAMCO: You told us about a couple of stocks that have been longer-term favorites of yours. Although you've only been managing a portion of Liberty All-Star Growth Fund since May, perhaps you could discuss some of the stocks you've bought in that time.

WEATHERBIE: One other long-time favorite is Fastenal, which is a distributor of industrial fasteners and related products. It's a very successful company -- we've known the management for a long time and have great confidence in their prospects. Fastenal serves three broad markets -- commercial and industrial construction, the original equipment manufacturer marketplace, and the industry for maintenance and repair operations.

    In terms of recent purchases, Dollar Tree Stores is a fast growing, highly profitable, specialty retailer selling everything for a dollar, while earning a lot of money doing it. Its secret is in relationships with consumer packaged goods companies plus its ability to source all sorts of seasonal merchandise in the Orient.

LAMCO: How does this relationship with packaged goods companies play out? Does that mean Dollar Tree can buy smarter or in larger quantities?

WEATHERBIE: It means that Dollar Tree can buy staple items and get special packaging because it moves a lot of merchandise. The company wants to sell merchandise at that dollar price point, and they have the leverage to say to, for example, Wrigley's, that they need special packaging for spearmint gum in order to meet its price point. This represents terrific value for the consumer while being able to maintain attractive margins for Dollar Tree. With about 1,200 stores, Dollar Tree can move volume, so suppliers are willing to meet its demands.

LAMCO: What about another recent purchase?

WEATHERBIE: Citadel Communications is one. It owns and operates radio stations, which is a very good business and one in which we have invested successfully in the past. Citadel went public recently and we think it is well positioned to compete in an industry that has been consolidating for the three years since the Telecommunications Act of 1996, which essentially deregulated the entire industry. Citadel is a consolidator with stations primarily in secondary markets where there's limited competition in those markets.

"... THE SWEET SPOT ... IS THAT TIME IN A COMPANY'S LIFE CYCLE WHEN IT HAS OVERCOME THE PERILS OF INFANCY YET HAS NOT REACHED MATURITY."

"FOUNDATION GROWTH STOCKS MUST BE AT LEAST TWO-THIRDS OF OUR PORTFOLIO IN TERMS OF ASSETS. THESE ARE COMPANIES WITH A TRACK RECORD OF UNINTERRUPTED GROWTH."

                                                              MANAGER INTERVIEW
-------------------------------------------------------------------------------
    Another company we have added to the portfolio is Forte Software. This is a company that provides high level system development tools to enable large corporations to write custom development software. It's a company with terrific technology that will be increasingly in demand as large corporations wind down their "Y2K" efforts and turn to their backlog of custom applications that are needed to maintain competitive advantage in an intensively competitive global environment.

LAMCO: Are large corporations doing the development work themselves or are they outsourcing it?

WEATHERBIE: Some of it is being outsourced to the system integrators such as IBM Global Services and Electronic Data Systems, and some of it is being done internally at large corporations. Either way, Forte is the system of choice to develop these applications, and we see this business growing nicely now. Forte is an example of an "Opportunity growth" stock because it had an interruption in its growth when Y2K issues came along and diverted large corporations from custom development. That seems to be reversing now, and there's a lot of pent-up demand for Forte's systems.

LAMCO: Thank you.

"WE'RE EXPERIENCED AND SUCCESSFUL SMALL CAP GROWTH INVESTORS, BUT WE'RE NOT MANAGING SO MUCH MONEY THAT OUR ASSETS ARE GOING TO GET IN THE WAY OF FLEXIBILITY."


SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------------------
COMMON STOCKS (95.1%)                          SHARES                 MARKET VALUE
AEROSPACE & DEFENSE (1.7%)
Boeing Co.                                        40,000            $    1,767,500
Lockheed Martin Corp.                             45,000                 1,676,250
                                                                    --------------
                                                                         3,443,750
                                                                    --------------

BANKS (2.1%)
State Street Corp.                                24,800                 2,117,300
Wells Fargo & Co.                                 50,000                 2,137,500
                                                                    --------------
                                                                         4,254,800
                                                                    --------------

BROADCASTING & CABLE (3.0%)
BHC Communications, Inc. (a)                       4,000                   514,500
Chancellor Media Corp. (a)                        25,000                 1,378,125
Citadel Communications Corp. (a)                  19,400                   702,037
Westwood One, Inc. (a)                            97,600                 3,483,100
                                                                    --------------
                                                                         6,077,762
                                                                    --------------

BUSINESS & CONSUMER SERVICES (6.8%)
Catalina Marketing Corp. (a)                      27,700                 2,548,400
Cintas Corp.                                      11,840                   795,500
Flycast Communications Corp. (a)                  14,730                   281,711
Getty Images, Inc. (a)                            40,100                   756,888
Labor Ready, Inc. (a)                             65,100                 2,115,750
Outdoor Systems, Inc. (a)                         63,500                 2,317,750
Robert Half International, Inc. (a)               65,800                 1,710,800
The ServiceMaster Co.                             91,200                 1,710,000
TMP Worldwide, Inc. (a)                           25,400                 1,612,900
                                                                    --------------
                                                                        13,849,699
                                                                    --------------

CHEMICALS (2.0%)
Hercules, Inc.                                    25,000                   982,813
Minerals Technologies, Inc.                       28,900                 1,612,981
Monsanto Co.                                      35,000                 1,380,313
                                                                    --------------
                                                                         3,976,107
                                                                    --------------

COMMUNICATIONS EQUIPMENT (3.2%)
ADC Telecommunications, Inc. (a)                  24,100                 1,098,056
International Network Services (a)                25,700                 1,037,637
Nokia Corp. ADR                                   40,000                 3,662,500
VideoServer, Inc. (a)                             69,800                   663,100
                                                                    --------------
                                                                         6,461,293
                                                                    --------------

COMPUTER & BUSINESS EQUIPMENT (1.1%)
Cognex Corp. (a)                                  29,900                   943,718
Compaq Computer Corp.                             50,000                 1,184,375
                                                                    --------------
                                                                         2,128,093
                                                                    --------------

COMPUTER SERVICES & SOFTWARE (13.1%)
Acxiom Corp. (a)                                  66,900             $   1,668,319
Affiliated Computer
    Services, Inc. (a)                            19,700                   997,313
Aspen Technology, Inc. (a)                        27,700                   325,475
Automatic Data Processing, Inc.                   80,000                 3,520,000
Billing Concepts Corp. (a)                        55,500                   620,906
CheckFree Holdings Corp. (a)                      35,300                   972,956
Clarify, Inc. (a)                                 27,100                 1,117,875
Computer Associates
    International, Inc.                           35,000                 1,925,000
Concord EFS, Inc. (a)                             81,050                 3,429,428
Forte Software, Inc. (a)                          31,700                   307,094
Keane, Inc. (a)                                   28,000                   633,500
Lason, Inc. (a)                                   28,000                 1,389,500
Legato Systems, Inc. (a)                          15,200                   877,800
Microsoft Corp. (a)                               26,400                 2,380,950
National Instruments Corp. (a)                    28,300                 1,142,613
Safeguard Scientifics, Inc. (a)                    5,300                   328,600
Shared Medical Systems Corp.                      23,100                 1,507,275
Sterling Commerce, Inc. (a)                       49,500                 1,806,750
Transaction Systems
    Architects, Inc. (a)                          29,000                 1,131,000
The Vantive Corp. (a)                             34,000                   388,875
                                                                    --------------
                                                                        26,471,229
                                                                    --------------

DIVERSIFIED (1.1%)
Minnesota Mining &
    Manufacturing Co.                             25,000                 2,173,438
                                                                    --------------

DRUGS & HEALTH CARE (7.2%)
Cardinal Health, Inc.                             17,700                 1,135,013
Covance, Inc. (a)                                 73,800                 1,766,588
Elan Corp. ADR (a)                                40,800                 1,132,200
Foundation Health
    Systems, Inc. (a)                             49,300                   739,500
HEALTHSOUTH Corp. (a)                            113,400                 1,693,912
Medtronic, Inc.                                   27,500                 2,141,563
MiniMed, Inc. (a)                                 12,100                   930,943
Omnicare, Inc.                                    53,400                   674,175
PacifiCare Health Systems, Inc. (a)               14,100                 1,014,319
Perclose, Inc. (a)                                24,400                 1,172,725
Quintiles Transnational Corp. (a)                 21,500                   903,000
Respironics, Inc. (a)                             40,000                   605,000
Xomed Surgical Products, Inc. (a)                 14,500                   705,969
                                                                    --------------
                                                                        14,614,907
                                                                    --------------

ELECTRONICS & ELECTRICAL EQUIPMENT (8.7%)
Arrow Electronics, Inc. (a)                       60,000                 1,140,000
Emerson Electric Co.                              10,000                   628,750
Intel Corp.                                       58,200                 3,462,900
Linear Technology Corp.                           31,400                 2,111,650


12   See Notes to Schedule of Investments.



                           SCHEDULE OF INVESTMENTS AS OF June 30, 1999 (UNAUDITED)
----------------------------------------------------------------------------------
COMMON STOCKS (CONT.)                          SHARES                 MARKET VALUE

ELECTRONICS & ELECTRICAL EQUIPMENT (CONT.)
Maxim Integrated
    Products, Inc. (a)                            45,500             $   3,025,750
Microchip Technology, Inc. (a)                    31,200                 1,478,100
Molex, Inc.                                       63,918                 2,013,417
Texas Instruments, Inc.                           25,800                 3,741,000
                                                                    --------------
                                                                        17,601,567
                                                                    --------------

FINANCIAL SERVICES (11.8%)
Citigroup, Inc.                                  105,000                 4,987,500
Countrywide Credit
    Industries, Inc.                              50,000                 2,137,500
Financial Federal Corp. (a)                       91,000                 2,002,000
Freddie Mac                                       88,000                 5,104,000
Investment Technology
    Group, Inc.                                   23,500                   760,812
MBNA Corp.                                        84,750                 2,595,469
Morgan Stanley Dean
    Witter & Co.                                  25,000                 2,562,500
Paychex, Inc.                                    120,050                 3,826,594
                                                                    --------------
                                                                        23,976,375
                                                                    --------------

FOOD, BEVERAGE & RESTAURANTS (2.7%)
Buffets, Inc. (a)                                 56,300                   647,450
Diageo PLC ADR                                    35,000                 1,505,000
Dole Food Co., Inc.                               30,000                   881,250
McDonald's Corp.                                  35,000                 1,445,937
Outback Steakhouse, Inc. (a)                      25,400                   998,537
                                                                    --------------
                                                                         5,478,174
                                                                    --------------

HOTELS & ENTERTAINMENT/LEISURE (1.4%)
Carnival Corp.                                    37,800                 1,833,300
Royal Caribbean Cruises Ltd.                      23,300                 1,019,375
                                                                    --------------
                                                                         2,852,675
                                                                    --------------

INDUSTRIAL EQUIPMENT (5.2%)
Caterpillar, Inc.                                 30,000                 1,800,000
Dover Corp.                                       40,000                 1,400,000
Fastenal Co.                                      52,900                 2,773,944
Illinois Tool Works, Inc.                         35,100                 2,878,200
MSC Industrial Direct
    Co., Inc. (a)                                170,400                 1,746,600
                                                                    --------------
                                                                        10,598,744
                                                                    --------------

INSURANCE (5.5%)
ACE Ltd.                                          75,000                 2,118,750
AFLAC, Inc.                                       60,000                 2,872,500
American International
    Group, Inc.                                   22,500                 2,633,906
Conseco, Inc.                                     40,000                 1,217,500
XL Capital Ltd.                                   40,000                 2,260,000
                                                                    --------------
                                                                        11,102,656
                                                                    --------------

OIL & GAS (0.8%)
Petroleum Geo-Services ADR (a)                    39,100            $      581,612
Pride International, Inc. (a)                     96,600                 1,020,338
                                                                    --------------
                                                                         1,601,950
                                                                    --------------

POLLUTION CONTROL (0.9%)
Waste Management, Inc.                            35,000                 1,881,250
                                                                    --------------

PUBLISHING (0.9%)
R.R. Donnelley & Sons Co.                         50,000                 1,853,125
                                                                    --------------

RETAIL TRADE (9.1%)
Bed Bath & Beyond, Inc. (a)                       56,600                 2,179,100
Borders Group, Inc. (a)                           39,200                   619,850
Dollar Tree Stores, Inc. (a)                      16,600                   730,400
Family Dollar Stores, Inc.                       116,300                 2,791,200
Home Depot, Inc.                                  52,000                 3,350,750
Lowe's Companies, Inc.                            36,400                 2,063,425
The Maxim Group, Inc. (a)                         35,400                   307,537
May Department Stores Co.                         40,000                 1,635,000
99 Cents Only Stores (a)                          23,300                 1,163,544
Staples, Inc. (a)                                114,750                 3,550,078
                                                                    --------------
                                                                        18,390,884
                                                                    --------------

TELECOMMUNICATIONS (4.1%)
Price Communications Corp. (a)                    49,800                   747,000
Sprint Corp. (FON Group)                          70,000                 3,696,875
Vodafone AirTouch PLC ADR                         16,500                 3,250,500
Western Wireless Corp. (a)                        22,500                   607,500
                                                                    --------------
                                                                         8,301,875
                                                                    --------------

TRANSPORTATION (2.7%)
AMR Corp. (a)                                     40,000                 2,730,000
Burlington Northern Santa
    Fe Corp.                                      10,000                   310,000
USFreightways Corp.                               50,300                 2,329,519
                                                                    --------------
                                                                         5,369,519
                                                                    --------------

TOTAL COMMON STOCKS
(Cost $135,281,016)                                                    192,459,872
                                                                    --------------

PREFERRED STOCK (0.4%)
BROADCASTING & CABLE (0.4%)
The News Corp., Ltd. ADR
(Cost $807,500)                                   25,000                   789,062
                                                                    --------------

                                      See Notes to Schedule of Investments.  13


SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)                                                               PAR                     MARKET
REPURCHASE AGREEMENT (4.9%)                                                               VALUE                     VALUE
                                                                                          -----                    ------
SBC Warburg Ltd., Repurchase Agreement dated 6/30/99, 4.80% to be repurchased at
$9,846,313 on 7/1/99, collateralized by U.S. Treasury bonds and notes with various maturities to 2027, with a current market
value of $10,192,868.                                                                  $9,845,000            $   9,845,000
                                                                                                             -------------

TOTAL INVESTMENTS (100.4%) (COST $145,933,516) (b)                                                             203,093,934

OTHER ASSETS AND LIABILITIES, NET (-0.4%)                                                                        (864,291)
                                                                                                             -------------

NET ASSETS (100.0%)                                                                                           $202,229,643
                                                                                                             -------------
                                                                                                             -------------

NET ASSET VALUE PER SHARE (15,770,533 SHARES OUTSTANDING)                                                           $12.82
                                                                                                             -------------
                                                                                                             -------------

NOTES TO SCHEDULE OF INVESTMENTS:
(a)     Non-income producing security.
(b)     Cost of investments for federal income tax purposes is $146,061,894.
               Gross unrealized appreciation and depreciation of investments at June 30, 1999 is as follows:

                       Gross unrealized appreciation                                             $65,728,770
                       Gross unrealized depreciation                                              (8,696,730)
                                                                                                 ------------
                               Net unrealized appreciation                                       $57,032,040
                                                                                                 ------------
                                                                                                 ------------

         Acronym                               Name
        ---------                   ---------------------------
           ADR                      American Depositary Receipt


14   See Notes to Financial Statements.


                          STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------------
ASSETS:
   Investments at market value (identified cost $145,933,516)                    $203,093,934
   Receivable for investments sold                                                  2,683,385
   Dividends and interest receivable                                                   68,642
   Other assets                                                                       378,105
                                                                                 ------------
       TOTAL ASSETS                                                               206,224,066
                                                                                 ------------

LIABILITIES:
   Payable for investments purchased                                                1,359,816
   Distributions payable to shareholders                                            2,003,896
   Management fees payable                                                            389,363
   Administrative and bookkeeping fees payable                                        143,109
   Accrued expenses                                                                    98,239
                                                                                 ------------

       TOTAL LIABILITIES                                                            3,994,423
                                                                                 ------------

NET ASSETS                                                                       $202,229,643
                                                                                 ------------
                                                                                 ------------

NET ASSETS REPRESENTED BY:
   Paid-in capital (authorized 60,000,000 shares at
     $0.10 Par; 15,770,533 shares outstanding)                                   $144,237,641

   Overdistributed net investment income                                             (411,698)

   Accumulated net realized gains on investments
     less distributions                                                             1,243,282

   Net unrealized appreciation on investments                                      57,160,418
                                                                                 ------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($12.82 PER SHARE)                                                               $202,229,643
                                                                                 ------------
                                                                                 ------------

                                         See Notes to Financial Statements.  15


STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                                 $   590,356
   Interest                                                                                      242,594
                                                                                             -----------

       TOTAL INVESTMENT INCOME (NET OF
       FOREIGN TAXES WITHHELD AT SOURCE
       WHICH AMOUNTED TO $5,550)                                                                 832,950

EXPENSES:
   Management fees                                                   $   774,138
   Administrative fee                                                    193,534
   Bookkeeping fee                                                        31,722
   Custodian and transfer agent fees                                      83,746
   Proxy and shareholder communication expense                            46,553
   Printing expense                                                       24,918
   Legal and audit fees                                                   28,802
   Directors' fees and expense                                            22,009
   Miscellaneous expense                                                  39,226
                                                                     -----------

       TOTAL EXPENSES                                                                          1,244,648
                                                                                             -----------

NET INVESTMENT LOSS                                                                             (411,698)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments transactions:
   Proceeds from sales                                                98,202,735
   Cost of investments sold                                           85,189,056
                                                                     -----------

       Net realized gains on investment transactions                                          13,013,679

Net unrealized depreciation on investments:
   Beginning of year                                                  62,101,991
   End of period                                                      57,160,418
                                                                     -----------

       Change in unrealized depreciation-- net                                                (4,941,573)
                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $ 7,660,408
                                                                                             -----------
                                                                                             -----------

16   See Notes to Financial Statements.

                                             STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1999          YEAR ENDED
                                                                        (UNAUDITED)        DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                $   (411,698)         $  (387,717)
   Net realized gains on investment transactions                        13,013,679            3,436,236
   Change in unrealized appreciation (depreciation)-- net               (4,941,573)          19,887,947
                                                                      ------------          -----------
   Net increase in net assets resulting from operations                  7,660,408           22,936,466
                                                                      ------------          -----------

DISTRIBUTIONS DECLARED FROM:
   Paid-in capital                                                          --              (11,582,263)
   Net realized gains on investments                                    (9,682,770)          (7,170,633)
                                                                      ------------          -----------

   Total distributions                                                  (9,682,770)         (18,752,896)
                                                                      ------------          -----------

CAPITAL TRANSACTIONS:
   Increase in net assets from capital share transactions                5,738,135           27,593,181
                                                                      ------------          -----------

   Total increase in net assets                                          3,715,773           31,776,751

NET ASSETS:
   Beginning of year                                                   198,513,870          166,737,119
                                                                      ------------          -----------

   End of period                                                      $202,229,643         $198,513,870
                                                                      ------------          -----------
                                                                      ------------          -----------

                                        See Notes to Financial Statements.   17

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                   SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                    JUNE 30, 1999    ---------------------------------------------------------
                                     (UNAUDITED)     1998         1997          1996       1995          1994
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year   $13.03       $12.89       $11.27        $10.55      $ 9.95       $10.54
                                      -------      -------      -------       -------     -------      -------
Income from Investment Operations:
  Net investment income (loss)          (0.03)       (0.03)       (0.02)         0.01        0.31         0.23
  Net realized and unrealized
    gains (losses) on investments        0.45         1.73         2.88          1.86        1.05        (0.24)
                                      -------      -------      -------       -------     -------      -------
Total from Investment Operations         0.42         1.70         2.86          1.87        1.36        (0.01)
                                      -------      -------      -------       -------     -------      -------

Less Distributions from:
  Net investment income                    --           --           --        (0.01)      (0.31)        (0.23)
  Paid-in capital                          --        (0.83)          --           --          --            --
  Realized capital gains                (0.63)       (0.52)       (1.24)       (1.01)      (0.45)        (0.35)
                                      -------      -------      -------      -------     -------       -------
Total Distributions                     (0.63)       (1.35)       (1.24)       (1.02)      (0.76)        (0.58)
                                      -------      -------      -------      -------     -------       -------

Change due to rights offering (a)          --        (0.21)          --           --          --            --
Impact of shares issued in dividend
    reinvestment (b)                       --           --           --        (0.13)         --            --

Total Distributions, Reinvestments
    and Rights Offering                 (0.63)       (1.56)       (1.24)       (1.15)      (0.76)        (0.58)
                                      -------      -------      -------      -------     -------       -------
Net asset value at end of period       $12.82       $13.03       $12.89       $11.27      $10.55        $ 9.95
                                      -------      -------      -------      -------     -------       -------
                                      -------      -------      -------      -------     -------       -------
Market price at end of period         $11.063      $11.438      $11.938       $9.250    $  9.375       $ 8.500
                                      -------      -------      -------      -------     -------       -------
                                      -------      -------      -------      -------     -------       -------

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                 4.2%(d)     15.3%        27.3%        18.3%       13.8%        (1.1)%
Based on market price                    2.5%(d)      9.3%        43.6%         9.3%       19.3%       (11.6)%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)   $202         $199         $167         $137        $120          $113
Ratio of expenses to average net assets 1.28%(e)     1.22%        1.20%        1.35%       1.42%         1.51%
Ratio of net investment income to
   average net assets                 (0.42)%(e)   (0.22)%      (0.18)%        0.06%       2.87%         2.12%
Portfolio turnover rate                   48%(d)       33%          57%          51%         82%           50%


(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.
(d) Not annualized.
(e) Annualized.

18   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES-Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX-The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES-Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS-During the six months ended June 30, 1999, and the year ended December 31, 1998, distributions in the amount of $5,738,135 and $11,371,038, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 533,973 and 984,758 shares, respectively.

In a rights offering commencing June 9, 1998, shareholders exercised rights to purchase 1,314,122 shares at $12.41 per share for proceeds, net of expenses, of $16,222,143.

NOTE 4. SECURITIES TRANSACTIONS-Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 1999 were $87,848,268 and $98,202,735, respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS-The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Since 1996--the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund--participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders, who have participated in the Dividend Reinvestment Program since 1996, would have grown to 1.465 shares as of June 30, 1999, with a total net asset value of $18.78. Participants are kept apprised of the status of their account through quarterly statements.

                                            1999 ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------
1999 ANNUAL MEETING OF SHAREHOLDERS

Liberty All-Star Growth Fund, Inc.'s 1999 Annual Meeting of Shareholders was held on April 21, 1999. At the meeting, Mr. Robert J. Birnbaum was reelected as Director of the class whose term expires with the Annual Meeting in 2002. Messrs. John V. Carberry and William E. Mayer were elected for the first time as Directors of the class whose terms expire with the Annual Meeting in 2001 and 2002, respectively. Messrs. James E. Grinnell, Richard W. Lowry, and John J. Neuhauser continue in office as Directors.

In addition, shareholders approved an amendment to the Fund's Articles of Incorporation increasing the number of shares of capital stock the Fund is authorized to issue from 20 million shares of Common Stock, par value $.10 per share, to 60 million shares of such stock, and ratified the Board of Directors' selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1999. The number of votes cast for and against and the number of abstentions and broker non-votes on these matters were as follows:

1. APPROVAL OF AMENDMENT TO FUND'S ARTICLES OF INCORPORATION.
   FOR:                   12,405,402
   AGAINST:                  861,950
   ABSTAIN:                  221,971

2. RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
   FOR 1999.
   FOR:                   13,305,330
   AGAINST:                   59,035
   ABSTAIN:                  164,958

[LOGO]                              LIBERTY                       [LETTERHEAD]
                                    ALL-STAR
                                  -----------
                                  GROWTH FUND

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: http://www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
William R. Parmentier, Jr., President & Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.
--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[LOGO] LIBERTY FINANCIAL